File: FLGSRAN.TXT

ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates

For Plans Not Covered By ERISA

IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.)

Instructions  for filling out the ENROLLMENT FORM

1. Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE:

TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

Please read all  information and sign where  indicated.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GSRA (Non-ERISA) 9/97 FLA.

ENROLLMENT FORM for TIAA and CREF GROUP SUPPLEMENTAL Retirement Annuity CERTIFICATES (FOR PLANS NOT COVERED BY ERISA) Please type or print in ink and provide all information requested. L

1. Personal  Information

Last Name   First  Middle   [ ] Mr.[ ] Mrs.[ ] Ms.[ ] Dr.   [ ] Other __________

Mailing Address Street City State Zip Code

Daytime Telephone Number Sex Date of Birth Social Security Number  Spouse's Name
                         ( )[ ] M[ ] F Mo. Day Yr.

Employing Institution             Campus/Branch               Job Title/Position

Existing Contracts Will these annuity contracts replace an existing annuity from another company? [ ] Yes[ ] No From what company? Contract Number Your Retirement
Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF

Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This enrollment form is for certificates issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan.

The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
G10.3.2N (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (Non-ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates
For Plans Not Covered By ERISA
IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition

Instructions  for filling out the ENROLLMENT FORM

1. Personal Information. Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation. You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%. NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note: Please read all information and sign where indicated. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GSRA (Non-ERISA) 9/97 ENROLLMENT FORM for TIAA and CREF GROUP SUPPLEMENTAL Retirement Annuity CERTIFICATES (FOR PLANS NOT COVERED BY ERISA) Please type or print in ink and provide all information requested. L 1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other

Mailing  Address  Street  City State Zip Code  Daytime
Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position
         Existing Contracts Will these annuity contracts replace an existing annuity from another company? n
Yes   n No
         From what company?                                    Contract Number
         Your      Retirement      Income      Starting      Date      The
first      day      of      (Month)
(Year)               , or at the age of     .

         2. Your Premium Allocation
         TIAA     TIAA     CREF     CREF    CREF     CREF     CREF     CREF
CREF    CREF
         Traditional       Real Estate     Stock    Money Market   Social Choice
Bond Market       Global
Equities Growth   Equity Index      Inflation-Linked Bond
                  %        %        %       %        %        %        %
   %       %        %        =
100%

         3. Your Designation of Beneficiary
         Name(s) of Primary Beneficiary(ies)Relationship to You    Date of Birth
Social Security Number
         Name(s) of Contingent Beneficiary(ies)      Relationship to You
Date of Birth    Social    Security Number

4. This enrollment form is for certificates issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

Your right to transfer  all or part of your TIAA and CREF  accumulations may be limited in accordance with your employer's plan. The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.
Signed                Date
If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n
Code
G10.3.2N  (10/95)
For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning.

People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:
o knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or
o knowingly include in their application or statement of claim any materially false or misleading information; and/or
o knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.
A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages. New York residents, please note:
Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation. Colorado residents, please note:

Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

 (C)  1997  Teachers  Insurance  and  Annuity  Association  o  College

Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (Non-ERISA) 9/97

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates
For Plans Not Covered By ERISA
IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan.
It's Easy
to
Enroll
Just complete the enrollment  form
and  return it to your  benefits  office.
Questions?
Call our
Enrollment  Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (FLA.)
Instructions  for filling out the ENROLLMENT FORM

1. Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation. You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:
Please read
all information and sign where indicated.
CREF certificates and interests in the
TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services.
Standard GSRA (Non-ERISA) 9/97 FLA.
ENROLLMENT FORM for TIAA and CREF
GROUP  SUPPLEMENTAL  Retirement  Annuity  CERTIFICATES
(FOR PLANS NOT COVERED BY ERISA)
Please type or print in ink and provide all information  requested.  L
1. Personal  Information
Last Name  First  Middle n Mr. n Mrs. n Ms. n Dr. n Other
Mailing Address Street City State Zip Code
Daytime  Telephone Number Sex Date of       Birth Social  Security
Number  Spouse's Name

( ) n M n F Mo. Day Yr.  Employing
Institution Campus/Branch Job Title/Position

         Existing Contracts Will these annuity contracts replace an existing annuity from another company? n
Yes   n No
         From what company?                                    Contract Number
         Your      Retirement      Income      Starting      Date      The
first      day      of      (Month)
(Year)               , or at the age of     .
         2. Your Premium Allocation
         TIAA     TIAA     CREF     CREF    CREF     CREF     CREF     CREF
CREF    CREF
         Traditional       Real Estate      Stock    Money Market  Social Choice
    Bond Market       Global
Equities Growth   Equity Index      Inflation-Linked Bond
                  %        %        %       %        %        %        %
%       %        %        =
100%
         3. Your Designation of Beneficiary
         Name(s) of Primary Beneficiary(ies)Relationship to You    Date of Birth
Social Security Number
         Name(s) of Contingent Beneficiary(ies)      Relationship to You
Date of Birth    Social    Security  Number

4. This enrollment form is for certificates issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan.

The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.


         Signed                             Date
         Signature of Florida Licensed Agent
         LIC. NO. 593282667
If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus,
check here.   n
                                            Code
G10.3.2N (10/95) FLA.
Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.
(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (Non-ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

ENROLLMENT FORM
For TIAA-CREF Group
Supplemental Retirement Annuity
Certificates
For Plans Not Covered By ERISA
IMPORTANT: This enrollment form is for personal tax-deferred savings only, not your institution's basic retirement plan.
It's Easy
to
Enroll
Just complete the enrollment  form
and  return it to your  benefits  office.
Questions?
Call our Enrollment  Hotline at
1 800 842-2888
8am - 11pm ET weekdays
9/97 edition (CA)
Instructions  for filling out the ENROLLMENT FORM
1. Personal  Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations. We are complying with a regulatory agency requirement in asking that you provide the Existing Contracts information in this section.

2. Your premium allocation You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity certificates are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your designation of beneficiary If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before  annuity  payments
start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

 If you do not  have the  date of  birth  and / or  Social
Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

  4. note:
Please read all information  and sign where  indicated.
CREF certificates are distributed by TIAA-CREF Individual & Institutional Services.
Standard GSRA (Non-ERISA) 9/97 CA
ENROLLMENT  FORM  for  TIAA  and  CREF
GROUP  SUPPLEMENTAL  Retirement  Annuity CERTIFICATES
(FOR PLANS NOT  COVERED BY ERISA)
Please type or print in ink and provide all information  requested.  L
1. Personal  Information
Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other
Mailing  Address  Street City State Zip Code
Daytime  Telephone Number Sex Date of Birth Social Security

Number       Spouse's Name
(  ) n  M  n  F  Mo.  Day  Yr.  Employing  Institution  Campus/Branch  Job
Title/Position

         Existing Contracts Will these annuity contracts replace an existing annuity from another company? n
Yes   n No
         From what company?                                   Contract Number
         Your      Retirement      Income      Starting      Date      The
first      day      of      (Month)
(Year)               , or at the age of     .
         2. Your Premium Allocation
         TIAA     TIAA     CREF     CREF    CREF     CREF     CREF     CREF
CREF    CREF
         Traditional       Real Estate      Stock    Money Market  Social Choice
Bond Market       Global
Equities Growth   Equity Index      Inflation-Linked Bond
                  %        N/A      %       %        %        %        %
%       %        %        %
=        100%
         3. Your Designation of Beneficiary
         Name(s) of Primary Beneficiary(ies)Relationship to You    Date of Birth
Social Security Number
         Name(s) of Contingent Beneficiary(ies)      Relationship to You
Date of Birth    Social    Security Number
4. This enrollment form is for certificates issued under a tax-deferred annuity plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, tax-deferred annuity plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose tax-deferred annuity plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

Premiums must be remitted under the terms of your employer's tax-deferred annuity plan.

You cannot assign these certificates. The TIAA certificate allows loans, if provided for in your employer's tax-deferred annuity plan. The CREF certificate does not allow loans. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties.

Your right to transfer all or part of your TIAA and CREF accumulations may be limited in accordance with your employer's plan.

The TIAA certificate may include a surrender charge to be deducted from any cash withdrawals, transfers from TIAA, and loan defaults. CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed Date If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n Code
G10.3.2N  (10/95) CA
(C) 1997 Teachers Insurance and Annuity Association   o   College
Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GSRA (Non-ERISA) 9/97 CA